Exhibit 99.1
Joint Filer Information
Date of Event
Requiring Statement:         July 27, 2011
Issuer Name and Ticker
or Trading Symbol:         Dunkin' Brands Group, Inc. [DNKN]
Designated Filer:                TCG Holdings, LLC
Other Joint Filers:        Carlyle Partners IV L.P.
                        CP IV Coinvestment, L.P.
                        TC Group IV, L.P.
                        TC Group IV Managing GP, L.L.C.
                        TC Group, L.L.C.

Addresses:                The address of the principal business and principal office of each of Carlyle Partners IV L.P., CP IV Coinvestment, L.P., TC Group IV, L.P.
                        TC Group IV Managing GP, L.L.C., TC Group, L.L.C. and TCG Holdings, LLC is c/o The Carlyle Group, 1001 Pennsylvania Ave., N.W., Suite 220 South, Washington, DC 20004-2505.
Signatures:
Dated: July 27, 2011
CARLYLE PARTNERS IV L.P.
By: TC Group IV, L.P., its General Partner
By: TC Group IV Managing GP, L.L.C., its General Partner
By: TC Group, L.L.C., its Managing Member
By: TCG Holdings, L.L.C., its Managing Member
by: /s/ Jeremy W. Anderson, Attorney-in-Fact
Name:        David M. Rubenstein
Title:         Managing Director
CP IV COINVESTMENT, L.P.
By: TC Group IV, L.P., its General Partner
By: TC Group IV Managing GP, L.L.C., its General Partner
By: TC Group, L.L.C., its Managing Member
By: TCG Holdings, L.L.C., its Managing Member
by: /s/ Jeremy W. Anderson, Attorney-in-Fact
Name:        David M. Rubenstein
Title:         Managing Director
TC GROUP IV, L.P.
By: TC Group IV Managing GP, L.L.C., its General Partner
By: TC Group, L.L.C., its Managing Member
By: TCG Holdings, L.L.C., its Managing Member
by: /s/ Jeremy W. Anderson, Attorney-in-Fact
Name:        David M. Rubenstein
Title:         Managing Director
TC GROUP IV MANAGING GP, L.L.C.
By: TC Group, L.L.C., its Managing Member
By: TCG Holdings, L.L.C., its Managing Member
by: /s/ Jeremy W. Anderson, Attorney-in-Fact
Name:        David M. Rubenstein
Title:         Managing Director
TC GROUP, L.L.C.
By: TCG Holdings, L.L.C., its Managing Member
by: /s/ Jeremy W. Anderson, Attorney-in-Fact
Name:        David M. Rubenstein
Title:         Managing Director